CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 8, 2001, included in this Form 11-K, into Vectren Corporation's previously filed Registration Statement File No. 333-90763.




                               ARTHUR ANDERSEN LLP




Indianapolis, Indiana,
June 28, 2001.